UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 2, 2026

ARES STRATEGIC INCOME FUND
(Exact Name of Registrant as Specified in Charter)

Delaware	814-01512	88-6432468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Board Position on Cox’s Unsolicited Mini-Tender Offer

Ares Strategic Income Fund (the “Fund”) recently became aware of an unsolicited mini-tender offer by Cox Capital Partners and certain of its affiliates (collectively, “Cox”) to purchase up to 431,965 Class I shares of the Fund at a price of $23.15 per share, which represents an approximately 13% discount to the NAV per Class I share as of August 31, 2026. The shares subject to Cox’s offer represent less than 0.14% of the Fund’s outstanding Class I shares as of August 31, 2026. The Fund notes that Cox made a mini-tender offer on similar terms for Class I shares of the Fund in July 2026 that the Fund’s board of trustees (the “Board”) determined was neither advisable nor in the best interests of the Fund’s shareholders and recommended that shareholders reject such offer. None of the Fund’s Class I shareholders participated in such prior mini-tender offer. The Fund and its investment adviser are not associated with Cox, its mini-tender offer or any related documentation that Cox may publish or give to shareholders.

The Board has reviewed Cox’s offer and determined that the offer is not advisable and is not in the best interests of the Fund’s shareholders because, among other things, the offer price is approximately 13% below the August 31, 2026 NAV per Class I share.

The Board recommends that shareholders reject Cox’s offer and do not tender their shares. Shareholders who do not wish to tender do not need to take any action and may simply disregard Cox’s offer and materials. Shareholders who have already tendered their shares pursuant to Cox’s offer should consider withdrawing them prior to the expiration of Cox’s offer. Shareholders or their representatives with questions may call the Fund’s transfer agent at (888) 310-9352.

For additional information on the Fund’s recent performance and market positioning, please refer to the Fund’s Q3 Tender Offer Update as filed with the Securities and Exchange Commission on September 24, 2026.

The information in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES STRATEGIC INCOME FUND

Date: October 2, 2026

	By:	/s/ SCOTT C. LEM
	Name:	Scott C. Lem
	Title:	Chief Financial Officer and Treasurer